    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 21, 2000

                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                E.PIPHANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             7372                            77-0443392
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                      1900 SOUTH NORFOLK STREET, SUITE 310
                          SAN MATEO, CALIFORNIA 94403
                                 (650) 356-3800
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ROGER S. SIBONI
                            CHIEF EXECUTIVE OFFICER
                      1900 SOUTH NORFOLK STREET, SUITE 310
                          SAN MATEO, CALIFORNIA 94403
                                 (650) 356-3800
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

               AARON J. ALTER, ESQ.                              WILLIAM D. SHERMAN, ESQ.
             N. ANTHONY JEFFRIES, ESQ.                              CORI M. ALLEN, ESQ.
           BRADLEY L. FINKELSTEIN, ESQ.                            COREY A. LEVENS, ESQ.
               DAVID R. BOWMAN, ESQ.                                 YANPING CAO, ESQ.
                ALICIA MORGA, ESQ.                                MORRISON & FOERSTER LLP
         WILSON SONSINI GOODRICH & ROSATI                           755 PAGE MILL ROAD
             PROFESSIONAL CORPORATION                           PALO ALTO, CALIFORNIA 94304
                650 PAGE MILL ROAD                                    (650) 813-5600
            PALO ALTO, CALIFORNIA 94304
                  (650) 493-9300

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-94033

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
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                                                           PROPOSED MAXIMUM
     TITLE OF EACH CLASS             AMOUNT TO BE           OFFERING PRICE        MAXIMUM AGGREGATE           AMOUNT OF
OF SECURITIES TO BE REGISTERED      REGISTERED(1)            PER SHARE(2)         OFFERING PRICE(2)        REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.0001
  per share...................         805,000                 $178.50               $143,692,500              $37,935
------------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 105,000 shares of Common Stock issuable upon exercise of the underwriters' over-allotment option.

(2) Calculated in accordance with Rule 457(a) of the Securities Act of 1933, as amended, based on the public offering price of $178.50 per share.

     THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1. Incorporated by reference herein is, in its entirety, the Registration Statement on Form S-1 (File No. 333-94033) of E.piphany, Inc., as amended, which was declared effective by the Securities and Exchange Commission on January 20, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on the 21st day of January, 2000.

                                      E.PIPHANY, INC.

                                      By:        /s/ ROGER S. SIBONI
                                        ----------------------------------------
                                                    Roger S. Siboni
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

                      SIGNATURE                                         TITLE                          DATE
                      ---------                                         -----                          ----
                 /s/ ROGER S. SIBONI                    President, Chief Executive Officer and   January 21, 2000
-----------------------------------------------------   Director (Principal Executive Officer)
                   Roger S. Siboni

                          *                               Chief Financial Officer (Principal     January 21, 2000
-----------------------------------------------------     Financial and Accounting Officer)
                   Kevin J. Yeaman

                          *                                            Director                  January 21, 2000
-----------------------------------------------------
                    Paul M. Hazen

                          *                                            Director                  January 21, 2000
-----------------------------------------------------
                   Robert L. Joss

                          *                                            Director                  January 21, 2000
-----------------------------------------------------
                     Sam H. Lee

                          *                                            Director                  January 21, 2000
-----------------------------------------------------
                Douglas J. Mackenzie

              *By: /s/ ROGER S. SIBONI
-----------------------------------------------------
                   Roger S. Siboni
                  Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
          Corporation.
 23.1     Consent of Arthur Andersen LLP, Independent Public
          Accountants.
 23.2     Consent of KPMG LLP.
 23.3     Consent of Wilson Sonsini Goodrich & Rosati, Professional
          Corporation (included in Exhibit 5.1).